Exhibit 31

CERTIFICATION PURSUANT TO RULE 13a-14(A)/15d-14(A) OF THE SECURITIES EXCHANGE

ACT OF 1934, AS AMENDED, AS ADOPTED PURSUANT TO SECTION

302 OF THE SARBANES-OXLEY ACT OF 2002

I, Daniel Enright, certify that:

       1.I have  reviewed this quarterly report on Form  10-KSB  of Amerimine Resources, Inc.;

         2. Based on my knowledge, this  report  does not  contain  any untrue statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

         3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition,  results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report;

         4. The small business  issuer's  other  certifying  officers and I are responsible for establishing and maintaining  disclosure controls and procedures

(as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal  control over financial  reporting  (as  defined in  Exchange  Act Rules  13a-15(f)  and

15d-15(f) for the small business issuer and have:

              (a) designed such disclosure  controls and  procedures,  or caused such disclosure controls and procedures to be designed under our supervision, to ensure  that  material  information  relating  to  the  small  business  issuer,

including its  consolidated  subsidiaries,  is made known to us by others within those  entities,  particularly  during the period in which this  report is being prepared;

         (b)  (Paragraph omitted  pursuant  to SEC  Release  Nos.  33-8328  and

34-47986.)

              (c) evaluated the  effectiveness  of the small  business  issuer's disclosure  controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

              (d)  Disclosed  in this  report any  change in the small  business issuer's internal control over financial reporting that occurred during the small business issuer's most recent fiscal quarter (the small business issuer's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially  affect, the small business issuer's internal control over financial reporting; and

         5. The  registrant's  other  certifying  officer and I have  disclosed,

based on our most recent evaluation, to the small business issuer's auditors and the audit  committee of the small  business  issuers's  board of  directors  (or persons performing the equivalent functions):

              a) all  significant  deficiencies  and material weaknesses in the design or  operation  of internal  controls  which could  adversely  affect the small  business  issuer's ability to record, process, summarize and report financial information; and

              b) any fraud, whether or not material, that involves management or other  employees  who have a  significant  role in the small  business  issuer's internal control over financial reporting.

Date: November 20, 2005

/s/ Daniel Enright

Daniel Enright

(principal executive, accounting and financial  officer)